NYSE: OXM Investor Presentation June 9 - 10, 2016

Introductions: K. Scott Grassmyer EVP – Finance, CFO Anne M. Shoemaker VP – Capital Markets, Treasurer

Safe Harbor This presentation includes statements that constitute forward-looking statements within the meaning of the federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which are not historical in nature. We intend for all forward-looking statements contained herein or on our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Such statements are subject to a number of risks, uncertainties and assumptions including, without limitation, the impact of economic conditions on consumer demand and spending for apparel and related products, particularly in light of general economic uncertainty that continues to prevail, demand for our products, competitive conditions, timing of shipments requested by our wholesale customers, expected pricing levels, retention of and disciplined execution by key management, the timing and cost of store openings and of planned capital expenditures, weather, costs of products as well as the raw materials used in those products, costs of labor, acquisition and disposition activities, expected outcomes of pending or potential litigation and regulatory actions, access to capital and/or credit markets, our ability to timely recognize our expected synergies from any acquisitions we pursue (including our recent acquisition of Southern Tide) and the impact of foreign operations on our consolidated effective tax rate. Forward-looking statements reflect our current expectations, based on currently available information, and are not guarantees of performance. Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to us or that we currently deem to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I, Item 1A. contained in our Annual Report on Form 10-K for the period ended January 30, 2016 under the heading "Risk Factors" and those described from time to time in our future reports filed with the SEC. Non-GAAP Financial Information We report our consolidated financial statements in accordance with generally accepted accounting principles (GAAP). To supplement these consolidated financial results, management believes that presentation and discussion of certain financial measures on an adjusted basis, which exclude certain non-operating or discrete charges or items, or a pro forma basis giving effect to our acquisition of the Southern Tide business may provide a more meaningful basis on which investors may compare our ongoing results of operations between periods. We also use these adjusted financial measures to discuss our business with investment and other financial institutions, our board of directors and others. Except where otherwise provided under “Basis of Presentation” below, reconciliations of these adjusted measures to the most directly comparable financial measures calculated in accordance with GAAP are presented in tables included at the end of our earnings releases dated March 23, 2016 and June 7, 2016. These reconciliations present adjusted operating results information for certain historical and future periods. Basis of Presentation All financial results and outlook information included in this presentation are from continuing operations and all earnings per share amounts are on a diluted basis. The results from the Ben Sherman business, which was sold on July 17, 2015, are reflected as discontinued operations for all periods presented. In addition, we include in this presentation certain pro forma consolidated sales information; while we acquired the Southern Tide business on April 19, 2016, this pro forma consolidated information includes the sales from the Southern Tide business operations as if we had acquired those operations on the first day of our 2015 fiscal year. These fiscal 2015 Southern Tide sales consist of $38 million of sales, comprised of $30 million of wholesale sales and $8 million of e-commerce sales. For comparative reference, on a GAAP basis, the Company’s consolidated revenue by operating group for fiscal 2015 were as follows: Tommy Bahama – 68%; Lilly Pulitzer – 21%; and Lanier Apparel – 11%. On a GAAP basis, the Company’s consolidated revenue by distribution channel for fiscal 2015 were as follows: Retail – 42%; Wholesale – 34%; E-Commerce – 17%; and Restaurants – 7%. The pro forma information presented in these materials have not been prepared in accordance with Article 11 of Regulation S-X. Comparable Store Sales Our disclosures about comparable store sales include sales from our full-price stores and e-commerce sites, excluding sales associated with e-commerce flash clearance sales. Definitions and calculations of comparable store sales differ among companies in the retail industry, and therefore comparable store sales metrics disclosed by us may not be comparable to the metrics disclosed by other companies.

Our Mission To maximize long-term shareholder value NYSE: OXM

Our Strategy To own, develop and use powerful, emotional brands to drive sustained, profitable growth

11% 20% 65% E-Commerce 17% Wholesale 36% Retail 40% Restaurants 7% Investment Highlights • Focus on owning powerful brands that can drive sustainable, profitable growth • Excellent organic growth opportunities • Appetite for carefully vetted acquisition(s) • Solid capital structure in place to support growth • Experienced, long-term management team • Paid dividend every quarter since 1960 Non-GAAP Pro Forma % of Revenue by Operating Group* Non-GAAP Pro Forma % of Revenue by Distribution Channel* 4% *Pro forma Fiscal 2015, which includes $38 million of sales from the Southern Tide business operations that we acquired during the first quarter of fiscal 2016, as if we had acquired those operations on the first day of our 2015 fiscal year. See slide 3 under “Non-GAAP Financial Information” and “Basis of Presentation” for additional information relating to the pro forma fiscal 2015 sales. Fiscal 2015 Fiscal 2014 Net Sales $969.3 mm $920.3 mm Operating Income $97.5 mm $92.8 mm Operating Income (adj.) $99.3 mm $97.0 mm Operating Margin 10.1% 10.1% Operating Margin (adj.) 10.2% 10.5% EPS from Continuing Ops $3.54 $3.27 EPS from Continuing Ops (adj.) $3.64 $3.46 Q1 Fiscal 2016 Q1 Fiscal 2015 Net Sales $256.2 mm $260.4 mm Operating Income $32.0 mm $35.5 mm Operating Income (adj.) $33.0 mm $35.5 mm Operating Margin 12.5% 13.6% Operating Margin (adj.) 12.9% 13.7% EPS from Continuing Ops $1.21 $1.29 EPS from Continuing Ops (adj.) $1.26 $1.30

Tommy Bahama

Tommy Bahama

Tommy Bahama designs, sources, markets and distributes men's and women's sportswear and related products that are intended to define casually elegant island living.

	Fiscal 2015	Fiscal 2014
Net Sales	$658.5 mm	$627.5 mm
Operating Income	$66.0 mm	$71.1 mm
Operating Income (adj.)	$67.5 mm	$72.9 mm
Operating Margin	10.0%	11.3%
Operating Margin (adj.)	10.3%	11.6%
	Q1 Fiscal 2016	Q1 Fiscal 2015
Net Sales	$162.7 mm	$172.7 mm
Operating Income	$13.3 mm	$20.8 mm
Operating Income (adj.)	$13.7 mm	$21.2 mm
Operating Margin	8.2%	12.0%
Operating Margin (adj.)	8.4%	12.3%

Strategies for Growth and Margin Expansion

- 7-10 new Tommy Bahama stores per year
    - Innovation in store formats creating new opportunities
- Comp store sales increase opportunity
- Robust e-commerce business
    - Continued double digit growth opportunity
- Women's
    - Investment in design talent, marketing
    - Opportunity to be 50% of business
- Reduce APAC losses; evaluate opportunities to use partners

Sales by Channel of Distribution (Fiscal 2015)



Wholesale
24%
Restaurant
11%
E-commerce
15%
Retail
50%

Tommy Bahama

Sales Metrics (Fiscal 2015)

DTC:

- Sales per sq. ft. $655 (full-price domestic)
- Women's 29% (full-price domestic)
- Only 40% of full-price stores are mall based
- Comp store sales increase of 3% in fiscal 2015

Wholesale:

- Distributed in 2,000+ wholesale doors
- 2/3 department stores, 1/3 specialty stores
- Nordstrom is largest and most important customer
- 86% men's, 14% women's

First Quarter Fiscal 2016

- 125 full price stores, 16 with restaurants, and 41 outlets
- Sales impacted by traffic and shift in loyalty card event

Lilly Pulitzer

Lilly Pulitzer

Lilly Pulitzer designs, sources, markets and distributes upscale collections of women's and girl's dresses, sportswear and other products. Lilly Pulitzer was originally created in the late 1950's and is an affluent brand with a heritage and aesthetic based on the Palm Beach resort lifestyle.

	Fiscal 2015	Fiscal 2014
Net Sales	$204.6 mm	$167.7 mm
Operating Income	$42.5 mm	$32.2 mm
Operating Income (adj.)	$42.5 mm	$32.5 mm
Operating Margin	20.8%	19.2%
Operating Margin (adj.)	20.8%	19.4%
	Q1 Fiscal 2016	**Q1 Fiscal 2015**
Net Sales	$64.7 mm	$59.0 mm
Operating Income	$20.8 mm	$17.7 mm
Operating Margin	32.1%	30.1%

Sales by Channel of Distribution (Fiscal 2015)


Wholesale
32%
E-commerce
30%
Retail
38%

Sales Metrics (Fiscal 2015)

DTC:

- Opened 6 stores
- Sales per sq. ft. $835
- Comp store sales increase of 27%
- Only 50% of stores are mall -based

Wholesale:

- Distributed in over 600 wholesale doors
- Almost half of wholesale sales from ≈70 "Signature Stores"
- 1/3 of wholesale sales from department stores

First Quarter Fiscal 2016

- 34 full-price stores (no outlets)

Growth Opportunities

- 5+ new stores per year
- Significant and growing e-commerce business
    - Launched mobile app in Spring 2015
    - Rapidly growing consumer database
- Comp store sales increases
- Growing sportswear business
    - 45% sportswear, 37% dresses, 18% accessories and children's
- Geographic opportunities west of the Mississippi

Opportunity for geographic expansion:

Southern Tide

Southern Tide

Southern Tide offers its customers distinctive apparel that is classic, authentic, and built with a purpose. Men's, women's and children's products bearing the distinctive "Skipjack" logo can be found in specialty stores, select department stores and at www.southerntide.com. Southern Tide was founded in 2006 and is headquartered in Greenville, SC.

	Q1 Fiscal 2016	Q1 Fiscal 2015
Net Sales	$1.4 mm	n/a
Operating Income	$0.0 mm	n/a
Operating Income (adj.)	$0.3 mm	n/a
Operating Margin	3.4%	n/a
Operating Margin (adj.)	17.6%	n/a

Acquired on April 19, 2016 for $85 million, 12 days before end of first quarter

Sales by Channel of Distribution (Calendar 2015)


E-commerce
20%
Wholesale
80%

SOUTHERN TIDE

Growth Opportunities

Wholesale

- Carefully grow department store business
- Increase productivity in specialty stores
- Expand signature store concept

DTC

- Grow e-commerce business
- Add bricks and mortar in long term

Product

- Develop and expand offering

Sales Metrics

- Men's is over 90% of the business
- Also offers women's, kids and accessories

Wholesale business includes :

- 800+ specialty stores in 45 states
- Department stores – Nordstrom, Von Maur
- Signature store in Kiawah Island, SC

Lanier Apparel

Lanier Apparel

Lanier Apparel designs, sources and markets branded and private label tailored clothing, casual pants and sportswear across a wide range of price points.

	Fiscal 2015	Fiscal 2014
Net Sales	$105.1 mm	$126.4 mm
Operating Income	$7.7 mm	$10.0 mm
Operating Margin	7.3%	7.9%
	Q1 Fiscal 2016	**Q1 Fiscal 2015**
Net Sales	$26.6 mm	$28.0 mm
Operating Income	$2.9 mm	$1.8 mm
Operating Margin	10.8%	6.6%

Sales Dominated by Licensed and Owned Brands (Fiscal 2015)



Branded
68%
Private Label
32%
LANIER APPAREL

Small capital base consisting primarily of working capital and minimal cap ex providing a very good return on cash invested

Distributes products in 5,000+ wholesale doors

Pursuing various opportunities for future top-line growth

First Quarter Fiscal 2016

- 340 bps gross margin expansion
- SG&A leverage

Lanier Apparel Brands

Licensed Brands

Kenneth Cole®

Dockers®

Geoffrey Beene®

Nick Graham®

Owned Brands

Oxford Golf®

Billy London®

Solid Capital Structure and Cash Flow to Support Growth Strategy • At April 30, 2016, $153 million of borrowings outstanding under $235 million revolving credit facility • On May 24, 2016, amended and restated facility – Increased to $325 million – Extended maturity to May 2021 • Availability at April 30, 2016 of $78 million; additional $50+ million under amended agreement • Weighted average borrowing rate of 1.8% as of April 30, 2016 • Strong cash flow from operations - $105 million in fiscal 2015 • Capital expenditures for fiscal 2016 expected to be approximately $55 million: – IT initiatives, including additional omni-channel capabilities – New retail stores – Store relocation and remodels – Tommy Bahama Scottsdale, AZ restaurant remodel • Increased quarterly dividend 8% to $0.27 per share for the first quarter fiscal 2016 Investment Highlights • Focus on owning powerful brands that can drive sustained profitable growth • Excellent organic growth opportunities • Appetite for carefully vetted acquisitions • Solid capital structure in place to support growth • Experienced, long-term management team • Paid dividend every quarter since 1960

NYSE: OXM